Fees Summary	Jan. 21, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,000,000,000
Previously Paid Amount	0
Total Fee Amount	153,100
Total Offset Amount	1,040.32
Net Fee	$ 152,059.68